                 Supplement to Prospectus dated May 1, 2001, as supplemented on September 17, 2001
                                        Supplement dated September 17, 2001

This Supplement should be retained with the current Prospectus for your variable annuity contract issued by
American Skandia Life Assurance Corporation ("American Skandia").  If you do not have a current prospectus, please contact American Skandia at 1-800-SKANDIA.

AST Money Market portfolio
Due to the events of September 11, 2001 and the subsequent  closure of the New York Stock  Exchange,  the change to the  sub-advisor  for the AST Money Market  portfolio  will not be effective as of September 17, 2001.  Wells Fargo
Capital  Management,  Inc.  will become the  sub-advisor  for the AST Money Market  portfolio as soon as reasonably practicable  once  the  New  York  Stock  Exchange  reopens.  American  Skandia  anticipates  that  the  change  of sub-advisor will take place on or about September 24, 2001.